Exhibit 10.2 - Purchase Agreement, dated January 7, 2003, between Legacy and Diamond.

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (the "Purchase") is made this 7th day of January 2003, between Diamond Broadcasting Corporation, a Utah corporation ("DIAMOND") and Legacy Communications Corporation, a Nevada corporation ("LEGACY") and the Board of Directors of these corporations, all of who are listed on Exhibit A hereto and who have affirmed their approval by signature thereto.

RECITALS

WHEREAS, the respective Board of Directors of LEGACY and DIAMOND has adopted resolutions pursuant to which LEGACY shall acquire and the DIAMOND Shareholders shall exchange 100% of the outstanding common stock of DIAMOND; and

WHEREAS, the sole consideration for 100% interest in DIAMOND shall be the exchange of $0.001 par value common stock of LEGACY (which shares are all "restricted securities" as defined in Rule 144 of the Securities and Exchange Commission); and

WHEREAS, the DIAMOND Shareholders shall acquire in exchange the "restricted securities" of LEGACY in reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended;

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, it is agreed:

Section 1 - Purchase Price

1.1    Cash Amount.  LEGACY shall pay Three Hundred Thousand ($300,000) cash in United States currency by wire or cashier check payable to DIAMOND less the amount of the expenses incurred by LEGACY on behalf of DIAMOND for legal and engineering costs associated the acquisition and development of AM Radio Station Construction Permits (CP's) as set forth in Exhibit B. It is agreed that DIAMOND shall also receive as compensation in this transaction Five Hundred Thousand (500,000) shares of LEGACY common stock as set forth herein.

1.2    Number of Shares. The DIAMOND Shareholders agree to transfer to LEGACY at the Closing (the "Closing") 100% of the outstanding securities of DIAMOND, listed in Exhibit C, which is attached hereto and incorporated herein by reference (the "DIAMOND Shares"), in exchange for 500,000 post-Purchase shares of common stock of LEGACY, pro rata. The pre-Purchase outstanding shares of LEGACY=s common stock amounts to 3,584,049 shares, after taking into account the one for 10.0 shares of LEGACY for each share of DIAMOND stock; accordingly, there will be 4,084,049 post-Purchase outstanding securities of LEGACY, as  show in Exhibit E.

1.3 Delivery of Certificates by DIAMOND Shareholders. The transfer of the DIAMOND shares by the DIAMOND Shareholders shall be effected by the delivery to LEGACY at the Closing of stock certificate or certificates representing the transferred shares duly endorsed in blank or accompanied by stock powers executed in blank with all signatures witnessed or guaranteed to the satisfaction of LEGACY and with all necessary transfer taxes and other revenue stamps affixed and acquired at the DIAMOND Shareholders' expense.

1.4 Further Assurances. At the Closing and from time to time thereafter, the DIAMOND Shareholders shall execute such additional instruments and take such other action as LEGACY may request in order to exchange and transfer clear title and ownership in the DIAMOND Shares to LEGACY.

1.5 Resignations of Diamond Directors and Executive Officers. On Closing, the present sole director and executive officer of Diamond, Jeffrey B. Bate, shall resign and nominate the directors and executive officers of LEGACY to serve in his place and stead, until the next respective annual meeting of the Shareholders and the Board of Directors of Diamond, and until their respective successors shall be elected and qualified or until their respective resignations. The nominees shall be: E. Morgan Skinner, Jr., President and Director; and Lavon Randall, Secretary and Director.

1.6 Assets and Liabilities of Diamond at Closing. Diamond shall have no material liabilities at Closing except as disclosed in Exhibit D attached hereto and all costs incurred by Diamond incident to the Purchase shall have been paid or satisfied.

1.7 Closing. The Purchase will be deemed to be completed on receipt of the signatures of DIAMOND Shareholders collectively owning not less than 80% of the outstanding DIAMOND Shares; and the remainder of the DIAMOND Shares shall be acquired under and pursuant to the terms and provisions of the Purchase as soon as practicable.

Section 2 - Closing

The Closing contemplated by Section 1 shall be held at the offices of Legacy Communications Corporation, 210 North 1000 East, St. George, Utah 84770, on or before ten days following the execution and delivery of this Purchase, unless another place or time is agreed upon in writing by the parties. The Closing may be accomplished by wire, express mail or other courier service, conference telephone communications or as otherwise agreed by the respective parties or their duly authorized representatives.

Section 3 -Representations and Warranties of Legacy

LEGACY represents and warrants to, and covenants with, the DIAMOND Shareholders and DIAMOND as follows:

3.1 Corporate Status. LEGACY is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

3.2 Capitalization. The current pre-Purchase authorized capital stock of LEGACY consists of 50,000,000 shares of $0.001 par value common voting stock, of which no shares are issued or outstanding; and 5,000,000 shares of $0.001 par value preferred stock, of which no shares are issued and outstanding. Except as otherwise provided herein, there are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any authorized and unissued common or preferred stock of LEGACY.

3.3 Books and Records. From the date of this Purchase to the Closing, LEGACY will (1) give to the DIAMOND Shareholders and DIAMOND or their respective representatives full access during normal business hours to all of LEGACY's offices, books, records, contracts and other corporate documents and properties so that the DIAMOND Shareholders and DIAMOND or their respective representatives may inspect and audit them; and (2) furnish such information concerning the properties and affairs of LEGACY as the DIAMOND Shareholders and DIAMOND or their respective representatives may reasonably request.

3.4 Tax Returns. LEGACY has filed all federal and state income or franchise tax returns required to be filed or has received currently effective extensions of the required filing dates.

3.5 Confidentiality. Until the Closing (and thereafter if there is no Closing), LEGACY and its representatives will keep confidential any information, which they obtain from the DIAMOND Shareholders or from DIAMOND concerning the properties, assets and business of DIAMOND.

3.6 Corporate Authority. LEGACY has full corporate power and authority to enter into this Purchase and to carry out its obligations hereunder and will deliver to the DIAMOND Shareholders and DIAMOND or their respective representatives at the Closing a certified copy of resolutions of its board of directors through its officer and director authorizing execution of this Purchase by LEGACY's Board of Directors and performance there under, and that the officer and director delivering such resolutions is a duly elected and incumbent director of LEGACY.

3.7 Due Authorizations. Execution of this Purchase and performance by LEGACY hereunder have been duly authorized by all requisite corporate action on the part of LEGACY, and this Purchase constitutes a valid and binding obligation of LEGACY and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements or other commitments of LEGACY.

3.8 Access to Information Regarding DIAMOND. LEGACY acknowledges that it has received all material information with respect to DIAMOND and Diamond's present and contemplated business operations, potential acquisitions, management and other factors; that it has had a reasonable opportunity to review such documentation and discuss it, to the extent desired, with its legal counsel, directors and executive officers; that it has had, to the extent desired, the opportunity to ask questions of and receive responses from the directors and executive officers of DIAMOND, and with the legal and accounting firms of DIAMOND, with respect to such documentation; and that to the extent requested, all questions raised have been answered to LEGACY's complete satisfaction.

Section 4 - Representations, Warranties and Covenants

of DIAMOND and the DIAMOND Shareholders

DIAMOND and the DIAMOND Shareholders represent and warrant to, and covenant with, LEGACY as follows:

4.1 Ownership. DIAMOND Shareholders own the DIAMOND Shares, free and clear of any liens or encumbrances of any type or nature whatsoever, except as disclosed herein, and each has full right, power and authority to convey the DIAMOND Shares owned without qualification.

4.2 Corporate Status. DIAMOND is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah.

4.3 Capitalization. The authorized capital stock of DIAMOND consists of 50,000 shares of common stock, no par value per share, of which 50,000 shares are issued and outstanding, all fully paid and non-assessable. Except as otherwise provided herein DIAMOND Shares will be equal to 500,000 post-Purchase shares of LEGACY under the Purchase.

4.4 Undisclosed Liabilities. DIAMOND has no material liabilities of any nature except to the extent reflected or reserved against in the trial balance sheet, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due, except as set forth in Exhibit D attached hereto and incorporated herein by reference.

4.5 Title to Property. DIAMOND has good and marketable title to all properties and assets, real and personal, proprietary or otherwise, and the properties and assets of DIAMOND are subject to no mortgage, pledge, lien or encumbrance, except as reflected in the in Exhibit D, with respect to which no default exists.

4.6  Litigation. There is no litigation or proceeding pending, or to the knowledge of DIAMOND, threatened, against or relating to DIAMOND or its properties or business. Further, no officer, director or person who may be deemed to be an affiliate of DIAMOND is party to any material legal proceeding which could have an adverse effect on DIAMOND (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to DIAMOND.

4.7  Books and Records. From the date of this Purchase to the Closing, the shareholders of DIAMOND shall (1) give to LEGACY and its representatives full access to all of its books, records, contracts and other corporate documents and properties so that LEGACY may inspect and review; and (2) furnish such information concerning the properties and affairs of DIAMOND as LEGACY may reasonably request.

4.8  Tax Returns. DIAMOND has filed all federal and state income or franchise tax returns required to be filed or has received currently effective extensions of the required filing dates.

4.9  Confidentiality. Until the Closing (and continuously if there is no Closing), DIAMOND, The DIAMOND Shareholders and their representatives will keep confidential any information, which they obtain from LEGACY concerning its properties, assets and business.

4.10  Corporate Authority. DIAMOND has full corporate power and authority to enter into this Purchase and to carry out its obligations hereunder and will deliver to LEGACY or its representative at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Purchase by its officers and performance there under.

4.11  Due Authorization. Execution of this Purchase and performance by DIAMOND hereunder have been duly authorized by all requisite corporate action on the part of DIAMOND, and this Purchase constitutes a valid and binding obligation of DIAMOND and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of DIAMOND.

Section 5 - Conditions Precedent to Obligations

of DIAMOND and the DIAMOND Shareholders

All obligations of DIAMOND and the DIAMOND Shareholders under this Purchase are subject, at their option, to the fulfillment, before or at the Closing, of each of the following conditions:

5.1 Representations and Warranties True at Closing. The representations and warranties of LEGACY contained in this Purchase shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

5.2 Due Performance. LEGACY shall have performed and complied with all of the terms and conditions required by this Purchase to be performed or complied with by it before the Closing.

5.3 Resignations of Present Directors and Executive Officers and Designation of New Directors and Executive Officers. On Closing, the present the director and executive officer of Diamond, Jeffrey B. Bate, shall designate the directors and executive officers nominated by LEGACY to serve in their place and stead, until the next respective annual meetings of the Shareholders and the Board of Directors of Diamond, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations, shall be: Lavon Randall, Chairman and Director and E. Morgan Skinner, Jr., President, Chief Executive Officer and Director.

5.4 Shareholders' Consent. Persons owing not less than 80% of the outstanding DIAMOND Shares shall have executed and delivered the Purchase.

Section 6 - Conditions Precedent to Obligations of Legacy

All obligations of LEGACY under this Purchase are subject, at LEGACY's option, to the fulfillment, before or at the Closing, of each of the following conditions:

6.1 Representations and Warranties True at Closing. The representations and warranties of DIAMOND and the DIAMOND Shareholders contained in this Purchase shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

6.2 Due Performance. DIAMOND and the DIAMOND Shareholders shall have performed and complied with all of the terms and conditions required by this Purchase to be performed or complied with by them before the Closing.

6.5 Shareholders' Consent. Persons owing not less than 80% of the outstanding DIAMOND Shares shall have executed and delivered the Purchase.

Section 7 - Termination

Prior to Closing, this Purchase may be terminated (1) by mutual consent in writing; (2) by either the directors of LEGACY or DIAMOND and the DIAMOND Shareholders if there has been a material misrepresentation or material breach of any warranty or covenant by the other party; or (3) by either the directors of LEGACY or DIAMOND, if the Closing shall not have taken place, unless adjourned to a later date by mutual consent in writing.

Section 8 - General Provisions

8.1 Further Assurances. At any time, and from time to time, after the Closing, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Purchase.

8.2 Waive. Any failure on the part of any party hereto to comply with any its or their obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

8.3 Brokers. Each party represents to the other parties hereunder that no broker or finder has acted for it in connection with this Purchase, and agrees to indemnify and hold harmless the other parties against any fee, loss or expense arising out of claims by brokers or finders employed or alleged to have been employed by he/she/it.

8.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class registered or certified mail, return receipt requested, as follows:

If to LEGACY:

E. Morgan Skinner, Jr., President

210 North 1000 East

St. George, Utah 84770

With copy to (Which shall not constitute notice)

Eric Olmstead, Esquire

Jones, Waldo, Holbrook & McDonough

301 North 200 East, Suite 3A

St. George, Utah 84770

If to DIAMOND:

Jeffrey B. Bate, President

11972 Lampton View Drive

Riverton, Utah 84065

With copy to (Which shall not constitute notice)

Bruce C. Jenkins, Esquire

Jenkins & Jensen, L.L.P.

352 East Riverside Drive, C-4

St. George, Utah 84790

8.5 Entire Agreement. This Purchase constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

8.6 Headings. The section and subsection headings in this Purchase are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Purchase.

8.7 Governing Law. This Purchase shall be governed by and construed and enforced in accordance with the laws of the State of Utah, except to the extent pre-empted by federal law, in which event (and to that extent only), federal law shall govern.

8.8 Assignment. This Purchase shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.

8.9 Counterparts. This Purchase may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.10 Default. In the event of any default hereunder, the prevailing party in any action to enforce the terms and provisions hereof shall be entitled to recover reasonable attorney's fees and related costs.

IN WITNESS WHEREOF, the parties have executed this Agreement and Purchase of Reorganization effective the latest date hereof.

Legacy Communications Corporation

 Date:   01-07-2003

By:  /s/ E. Morgan Skinner, Jr.

President

Diamond Broadcasting Corporation

 Date: 01/07/2003

By: /s/ Jeffrey B. Bate

, President

Exhibit A

Legacy Communications Corporation Stockholders Pre-purchase outstanding shares of Legacy Communications as of January 7, 2003.

Stockholder

Number of Shares

Randall Family Trust

1,536,688

Lavon Randall, Trustee

Bear River Trust

1,536,688

Morgan Skinner, Trustee

R. Michael Bull

125,000

Stephen W. Skinner

100,000

Larry Jewell

19,734

Brad Hardesty

31,563

Greg Palmer

31,563

Melvin & Belva Gardner

50,000

Judith R. Karfiol

25,000

Dan J. Alpert

25,000

Jack G. London

12,500

Samuel Rucker

11,158

Donald Larkin

10,180

Steve Heaton

9,577

McKenzie Family Trust

7,105

Mel Maziar

6,560

Dale Larkin

5,550

James G. Larkin

5,550

Kelton Lloyd

4,633

Ruth Ragozinne

4,100

Warren Hannig

3,700

Doug Hannig

3,700

Dexter Hannig

3,700

Robert Cochran

3,600

Greg Croshaw

2,500

Gayle Aldred

1,980

Tom McArthur

1,850

John W. Allen

1,500

Dan Schmutz

1,500

Keith Gubler

1,250

Kenneth Metcalf

1,150

TOTAL

     3,584,049

EXHIBIT B

 KPTO (AM), Pocatello, Idaho

AM Radio 1440, Inc., a dba of Diamond Broadcasting Corporation

FCC Facility Number: 129638

File Number:

BNP-20001923ADR

Construction Permit Expires:

01/16/05

KACE (AM), Tremonton, Utah

AM Radio 1470, Inc., a dba of Diamond Broadcasting Corporation

FCC Facility Number: 129784

File Number:

BNP-20001023AEU

Construction Permit Expires:

10/11/2004

KNFL (AM), Fillmore, Utah

AM Radio 1350, Inc., a dba of Diamond Broadcasting Corporation

FCC Facility Number: 122534

File Number:

BNP-200001023AEU

Construction Permit Expires:

12/21/2004

KBET (AM) ,Las Vegas (Winchester), Nevada

AM Radio 790, Inc., a dba of Diamond Broadcasting Corporation.

FCC Facility Number: 136292

File Number:

BNP-20011010ABN

Construction Permit acquired by settlement agreement Pending FCC approval.

KITT (AM), Parowan, Utah

AM Radio 1400, Inc., a dba of Diamond Broadcasting Corporation

FCC Facility Number: 129732

File Number:

BNP-20001024ACD

Construction Permit Expires:

6/20/2004

KJPN (AM), Pearl City, Hawaii

AM Radio 1370, Inc., a dba of Diamond Broadcasting Corporation

FCC Facility Number: 26441

File Number:

BR-19971001YY

License Expires: 02/01/2006

CP Number:

BP-20010813AAG

Exhibit C

Diamond Broadcasting Corporation Stockholders

Pre-purchase outstanding shares of Diamond stock as of January 7, 2003.

Stockholder	Number of Shares
Bate Family Trust	50,000
Jeffrey B. Bate, Trustee

EXHIBIT D

Diamond Broadcasting Corporation

Associated Development Costs of Construction Permits

Fees

Engineering

$21,876

FCC

$14,650

Legal

$19,750

Total

$56,276

Exhibit E

Legacy Communications Corporation Post-Purchase Stockholders Post-purchase outstanding shares of Legacy Communications as of January 7, 2003.

Stockholder

Number of Shares

Randall Family Trust

1,536,688

Lavon Randall, Trustee

Bear River Trust

1,536,688

Morgan Skinner, Trustee

Bate Family Trust

Jeffrey B. Bate, Trustee

500,000

R. Michael Bull

125,000

Stephen W. Skinner

100,000

Larry Jewell

19,734

Brad Hardesty

31,563

Greg Palmer

31,563

Melvin & Belva Gardner

50,000

Judith R. Karfiol

25,000

Dan J. Alpert

25,000

Jack G. London

12,500

Samuel Rucker

11,158

Donald Larkin

10,180

Steve Heaton

9,577

McKenzie Family Trust

7,105

Mel Maziar

6,560

Dale Larkin

5,550

James G. Larkin

5,550

Kelton Lloyd

4,633

Ruth Ragozinne

4,100

Warren Hannig

3,700

Doug Hannig

3,700

Dexter Hannig

3,700

Robert Cochran

3,600

Greg Croshaw

2,500

Gayle Aldred

1,980

Tom McArthur

1,850

John W. Allen

1,500

Dan Schmutz

1,500

Keith Gubler

1,250

Kenneth Metcalf

1,150

TOTAL

     4,084,049